Exhibit 12 (b)
Section 906 N-CSR Certification of Principal Executive Officer & Principal Financial Officer
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
FOR THE PERIOD ENDED DECEMBER 31, 2010
FORM N-CSR CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Certified Shareholder Report of Transamerica Asset Allocation Variable Funds (the “Fund”) on Form N-CSR for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ John K. Carter	Date: February 25, 2011

John K. Carter
Chief Executive Officer

/s/ Robert A. DeVault, Jr.	Date: February 25, 2011
Robert A. DeVault, Jr.
Principal Financial Officer
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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